Sustainable Technology Solutions

PRIMER

March 12, 2024

KBR

Delivering Solutions, Changing the World.℠

Jamie DuBray

VP Investor Relations



Forward-Looking Statement

This presentation contains forward-looking statements regarding our plans, objectives, goals, strategies, future events, future financial performance, backlog information, future demand expectations and other information that is not historical. When used in this presentation, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts" or future or conditional verbs such as "will," "should," "could" or "may," and variations of such words or similar expressions are intended to identify forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict, and which could cause actual results to differ materially from the forward-looking statements contained in this presentation. Our most recently filed Annual Report on Form 10-K, any subsequent Form10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings discuss some of the important risk factors that the company has identified that may affect its business, results of operations and financial condition.

We caution you not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update publicly any forward-looking statements for any reason.

This presentation includes certain non-GAAP financial measures. Because not all companies calculate non-GAAP financial measures identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered superior to, as a substitute for or as an alternative to the historical financial information of the company, if any, prepared in accordance with GAAP. Please refer to our fourth quarter and full year 2023 earnings release and investor presentation posted on kbr.com for definitions and a reconciliation of Adj. EBITDA to the nearest GAAP measure.

The company does not provide reconciliations of Adj. EBITDA, Free Cash Flow and Free Cash Conversion to the most comparable GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.



Stuart Bradie

President & Chief Executive Officer

Unique, investible, IP-based enabler of energy trilemma

Highly trusted global capability with significant installed base and track record of delivery

Underpinned by mega-investment needed to meet growing cleaner energy demand



Sustainable Technology Solutions Primer Video


KBR®

What We Do



Project Management Consultancy (PMC)
Complex Program Development
Design & Engineering Solutions
Machine Learning (ML) Enhanced Schedule Optimizations
Strategic Planning and Advisory
Procurement and Construction Management (PCm)
Sustainable Solutions
Proprietary Equipment (PEQ) and Catalyst
Proprietary Technology Licensing
Technology Led Industrial Solutions (TLIS)
Sustainable Technologies
Concept and Feasibility Studies
Efficiency Improvement and Emission Reductions
Knowledge, IP and Digital
Technology Expertise
Extensive Patent Portfolio
Differentiated Datasets & Libraries
Scalable Datacentric Systems

Lifecyle


EBITDA Contribution
Customer Capex
75-80%
Customer Opex
20-25%
Upgrades and Decarbonization Revamps

Phase 1
(<1 year)

Strategic Planning and Feasibility Studies

- Concept and Feasibility Studies
- Strategic Planning and Advisory

Phase 2
(~1 Year)

Technology and FEED Engineering

- Proprietary Technology Licensing
- Design & Engineering Solutions

Phase 3
(~2-5 Years)

Execution

- Proprietary Equipment (PEQ) and Catalyst
- Project Management Consultancy (PMC)
- Complex Program Development
- Machine Learning (ML) Enhanced Schedule Optimizations
- Procurement and Construction Management (PCm)

Phase 4
(Ongoing/Perpetual)

Operation

- Technology Led Industrial Solutions (TLIS)
- Efficiency Improvement and Emission Reductions

STS provides solutions across the full asset lifecycle from end-to-end.
Our support starts from ideation and continues all the way through plant startup and beyond.

STS at a Glance


Enduring growth outlook as STS is enabler of Energy Trilemma

80+
Protected technologies

- Expanding, sustainability-centered IP portfolio
- Broad and differentiated; sustained, protected advantage

38
Countries of operations

- Global installed base across diverse product lines
- Global IP and differentiated service delivery platform

Decades
Average client tenures

- Loyal, long-term, well-funded blue-chip clients
- NOCs, IECs, industrials, developers, early adopters

20%+
2023 Adj. EBITDA[1] %

- High margin, high cash flow, growth vehicle
- Strong visibility and resiliency; solutions across multiple verticals and cycles

[1] Refer to fourth quarter FY 2023 earnings presentation for reconciliation of non-GAAP financial measure.

Key Financial Highlights

KEY HIGHLIGHTS

$336M
2023 Adj. EBITDA[1]

20%+
2023 Adj. EBITDA[1] Margin

20-25%
2022A – 2025E Adj. EBITDA[2] CAGR

$5Bn
2023 Backlog

~100%
Free Cash Conversion[2,3]

~65%
Profit from Repeat Customers

DIVERSIFIED MIX

EBITDA By PSL


52%
48%
Sustainable Solutions
Sustainable Technologies

EBITDA By Contract Mix


5%
45%
50%
Time & Materials
Unit Price
Fixed Price

- Double-digit EBITDA growth
- Scalable with high margin IP
- Low capital intensity; high free cash conversion
- Strong geographic diversification
- Multi-product line diversification
- Cycle-resistant with capex and opex funding streams

[1] *Refer to fourth quarter FY 2023 earnings presentation for reconciliation of non-GAAP financial measure.*
[2] *Refer to slide 3 regarding forward looking non-GAAP financial measure.*
[3] *Free cash conversion computed as Free cash flow / Pretax income attributable to STS.*

Leading the Energy Trilemma


SERVICES ORIENTED
NO SERVICES
LIMITED TECHNOLOGY IP
TECHNOLOGY IP FOCUSED
Service Peers
FLUOR
wood.
worley
BECHTEL
Service w/ Limited Technology IP Peers
Maire Tecnimont
T.EN TECHNIP ENERGIES
thyssenkrupp
KBR
Sustainable Technology IP Peers
Axens
Honeywell UOP
LUMMUS TECHNOLOGY
JM Johnson Matthey
TOPSOE

KBR is <u>the only</u> listed company offering **both Services and IP** with a **Sustainability focus.**

■ Private
● Public

Peers listed in alphabetical order

STS Margin Composition

Product/Solution Lines (PSLs)	Margin	PSL Mix	Weighted Average EBITDA Contribution
Sustainable Technologies	~25%	40% - 55%	~10% - 14%
Sustainable Solutions	~15%	45% - 60%	~7% - 9%
			~20%

All contracts are performance-based and generate positive economies of scale with growth due to low fixed overhead structure.

Jay Ibrahim

President, Sustainable Technology Solutions



The Energy Trilemma Market Opportunity


Environmental Sustainability
The Energy Trilemma
Energy Security
Energy Equity

Delivering More

- Geopolitical turmoil has exposed the fragility of global energy systems
- Ensuring adequacy, affordability and reliability of energy sources
- Competitive advantage: Global presence, installed base, IP for higher throughput

Delivering Cleaner

- Increasing societal and governmental pressures to minimize environmental harm (e.g., net-zero targets)
- Private sector and governments accelerating transition to sustainability
- Competitive advantage: Engineering Innovation; IP for decarbonization

Delivering Affordability

- Affordable energy for consumers is the most dominant and pressing issue
- Government incentives are becoming more common and impactful
- Competitive advantage: Global resources/supply chain; IP to deliver lowest TCO

Growth Vectors

Traditional Vectors



1.5X
1.25X
1X
2020
2030
Ethylene
LNG
Grey Ammonia
Grey H2
Nat Gas
Crude

New Energy Vectors



60X
50X
40X
30X
20X
10X
1X
2020
2030
Blue Ammonia
Green Ammonia
Green H2
Blue H2
Plastics Recycle
SAF
CCUS

Industry Investment

Traditional Vectors

New Energy Vectors



2020
$390B
2025
$580B
2030
$660B

Traditional and new energy vectors and industry investment represent KBR's interpretation of external sources; refer to slide 23

Global Presence


2022 Revenue
Middle East
North America
Europe
Asia
Africa
Australia
Other
2023 Revenue
Middle East
North America
Europe
Asia
Africa
Australia
Other

2024-2028 Growth Outlook

20%+

Expect growth from **Saudi Arabia**

Highly capitalized/seeking energy diversification and decarb

5-10%

Expect growth from **IRA**

Decarb and blue/green adoption; lower energy consumption growth

~5%

Post Ukraine bump stabilizes

Blue/green adoption balanced with rationalizing fossil & energy security

10-20%+

Expect growth from **India/China/Southeast Asia**

Early green adopters and high energy consumption growth rate with recovering China

Top Customers



bp
ENERGY TRANSFER
DUPONT
LYB LyondellBasell
أرامكو السعودية
saudi aramco
أدنوك
ADNOC
Seatrium
Fertilizers FZE
woodside

Traditional Vectors

New Energy Vectors

Customer EBITDA relative to scale: 1M

Excludes unconsolidated JVs

Technology Portfolio Expansion



Added 70+ technologies since 2010
81
10
Chematur Purchase
Mura Investment
~70% External
~30% Internal
2010
2011-2013
2014-2015
2016-2018
2019-2021
2022-2024
Today
Internally developed
Externally acquired

- Robust and growing portfolio of patented technologies – **from 10 technologies in 2010 to 80+ today**
- Diverse, globally relevant, technology portfolio **mitigates risk of regional instability or end-market cyclicality**
- Demonstrated success in **commercializing externally developed, first-of-a-kind and future-leaning solutions**

2024 Profit Source Trajectory


Book of
Business
85%+
New
Work
Long Term
Short Term
MSA
New Work
Long Term (2+ Yrs)
Short Term (<2 Yrs)
MSA

- **Over 85% of work for 2024 is in our book of business today with high confidence**
- Of this, ~50% is coming from long term projects which are 2 years or more
- We have significant, long-term visibility

Book of business includes backlog, options, renewals, and high confidence work in pipeline.

Risk Profile

PSL	Offering	Unit Price	Predominantly Paid in Advance	Back-to-Back with Suppliers	Highly Controllable; Rates include Overhead and Profit	Defined Rate with Incentives	Risk Profile
Sustainable Technologies	Concept and Feasibility Studies				✓		Very Low
	Proprietary Technology Licensing	✓	✓				Low
	Proprietary Equipment (PEQ) and Catalyst	✓	✓	✓			Very Low
	Technology Led Industrial Solutions (TLIS)	✓				✓	Very Low
	Efficiency Improvement and Emission Reductions	✓					Very Low
Sustainable Solutions	Strategic Planning and Advisory				✓		Very Low
	Engineering Solutions				✓		Very Low
	Project Management Consultancy (PMC)				✓		Very Low
	Complex Program Development				✓		Low
	Machine Learning (ML) Enhanced Schedule Optimizations				✓		Low
	Procurement and Construction Management (PCm)				✓	✓	Low

Sustainable Technology Solutions

PRIMER SUPPLEMENT


KBR
Sustainable
Technology Solutions
PRIMER
Supplement

Glossary

EBITDA	Earnings before interest, taxes, depreciation and amortization
FCF	Cash flow from operations less capital expenditures
IEC	International Energy Company
IP	Intellectual Property
IRA	Inflation Reduction Act
LNG	Liquefied Natural Gas

MSA	Master Service Agreement
NOC	National Oil Company
PEQ	Proprietary Equipment
PMC	Program Management Consultancy
STS	Sustainable Technology Solutions
TLIS	Technology Led Industrial Solutions

Sources

Traditional and New Energy Vectors & Industry Investment

OPEC World Oil Outlook ('23)	Enterprise Products Analyst Day Presentation ('23)
IEA World Energy Outlook ('23)	IEA Energy Transition Outlook ('23)
BP Energy Outlook - New Momentum ('23)	McKinsey Global Energy Perspective ('23)
Shell Energy Security Scenarios - Archipelagos ('23)	IRENA Innovation Outlook Renewable Ammonia ('22)
S&P LNG Supply/Demand Gap ('23)	Yara Capital Markets Day ('22)
McKinsey Global Gas Outlook ('21)	S&P Fertecon ('23)